Equinox EquityHedge U.S. Strategy Fund SUMMARY PROSPECTUS | November 1, 2017	SHARE CLASS: TICKER SYMBOL:	A EEHAX	I EEHIX	C EEHCX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.equinoxfunds.com/documents. You can also get this information at no cost by calling (888) 643-3431 or by sending an e-mail request to Invest@equinoxfunds.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus dated November 1, 2017 and statement of additional information dated November 1, 2017, each as may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective:

The Equinox EquityHedge U.S. Strategy Fund (the “Fund”) seeks to achieve capital appreciation with moderate correlation to and with less volatility than the S&P 500 Index.

Fees and Expenses of the Fund:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional or in “How to Purchase Shares” beginning on page 18 of this Prospectus and in “Purchase, Redemption and Pricing of Shares” beginning on page 26 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class I	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	(1)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None		None	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	1.00%		1.00%	1.00%
Wire Redemption Fee (2)	$15		$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class C
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%
Other Expenses (3)	2.17%	2.16%	2.11%

Total Annual Fund Operating Expenses (4)	3.37%	3.11%	4.06%

Fee Waiver and/or Expense Reimbursement (4)	(1.92)%	(1.91)%	(1.86)%

Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (4)	1.45%	1.20%	2.20%

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC.

(2)	The Fund’s transfer agent charges this fee for each wire redemption.

(3)	“Other Expenses” do not include direct costs associated with any over-the-counter derivatives that provide the Fund with exposure to the Quest Hedging Program (defined below), which is the primary manner in which the Fund intends to implement the Fund’s Hedging Strategy. Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the Quest Hedging Program referenced by such derivative instruments. Such costs, which are not reflected in the Annual Fund Operating Expenses table, are deducted from the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. The Fund’s investment in the Quest Hedging Program through a derivative instrument indirectly subjected the Fund to aggregate counterparty fees and management fees of the Quest Hedging Program of 0.60% of the Fund’s net assets for the most recently completed fiscal year.

(4)

Equinox Institutional Asset Management, LP (“Equinox” or the “Adviser”) has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” Fees and Expenses, (v) Rule 12b-1 distribution fees or shareholder service fees, and (vi) brokerage commissions, do not exceed, on an annual basis, 1.20%, 1.45% and 2.20% of the Fund’s average daily net assets for Class I, Class A and Class C shares, respectively (the “Expense Limitation”). This Expense Limitation will remain in effect until at least October 31, 2018 but can be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Adviser reduced its

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compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s operating expenses are below the expense limitation amount.

Expense Example:     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C shares and $1 million (investment minimum) in Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$715	$1,384	$2,075	$3,904
Class I	$12,274	$78,153	$146,539	$329,113
Class C	$224	$1,067	$1,926	$4,146

Portfolio Turnover:     The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs (which are not reflected in “Annual Fund Operating Expenses” in the table above or in the Example) affect the Fund’s performance. For the most recent fiscal year ended June 30, 2017, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would likely have a high portfolio turnover rate which is generally considered to be over 100% of the average value of the portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by allocating its assets between two broad strategies: (1) the Equity Strategy and (2) the Hedge Strategy.

The Equity Strategy.    The Fund pursues its equity strategy by investing in a combination of (i) derivatives instruments such as futures, options or total return swaps that provide exposure to broad-based equity indices comprised of equity or equity related securities that are traded in U.S. markets or the issuers of which are domiciled in the United States (each, an “Equity Index”), and/or (ii) exchange traded funds (“ETFs”) or other investment companies that seek to track the composition and/or performance of selected Equity Indexes. The Fund may hold a portion of its assets in cash or cash equivalents, money market funds and short-term fixed-income securities.

The Hedging Strategy.    The Fund also uses an overlay strategy to hedge the Fund’s overall exposure to the equity markets. The Adviser currently implements its hedging strategy by entering into one or more total return swap agreements that provide exposure to the Quest Dynamic Financial Hedge Program (the “Quest Hedging Program”), which is a proprietary systematic futures trading strategy of Quest Partners LLP (“Quest”), a commodity trading advisor registered with the Commodity Futures Trading Commission (“CFTC”), designed to provide a hedge for investment portfolios that are comprised primarily of long positions in equity securities. The Quest Hedging Program, based on Quest’s proprietary models, hedges long equity market exposure in each of three ways:

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Equity Index Timing – This component of the program seeks to provide dynamic hedge protection in respect of equity markets by taking short equity index futures positions to protect during the occurrence or development of well-defined and identifiable downward trends. Positions can be increased/decreased when Quest’s models indicate downward trends/upward trends in the equity markets. This component is generally expected to be most effective during well-defined trending periods in equity markets, but less so during choppy markets that are marked by frequent trend reversals.

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Trend Following – The Trend Following component is comprised of long or short positions in futures contracts that provide exposure to the equity, fixed income, and currency asset classes. The size and direction of positions in the Trend Following Component is determined in accordance with “trend following” strategies that attempt to identify directional indicators or “trade signals” (such as current market prices and moving average prices) of one or more global market segments (either up or down). Buy and sell decisions within this component are based on an assessment of these trade signals. This component is expected to be most effective when equity markets are falling or market volatility is expanding.

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Beta Range Stabilization – The Beta Range Stabilization component aims to supplement the first two components by seeking to maintain the “beta” (or ß) of the Quest Hedging Program within a reasonable band of the equity markets as measured by a broad equity index (typically the S&P 500). The Quest Hedging Program generally achieves this by buying or selling equity index futures. Beta is a measure of the systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta expresses how a security or portfolio has performed and is expected to perform in changing markets as follows: A 1% change in the index is expected to result, on average, in a ß% change in the value of the security or portfolio. Thus, a ß of +1.0 indicates that the portfolio is expected to increase in value by 1%, on average, when the index goes up by 1%; by extension, a ß greater than +1.0 indicates that the portfolio is expected to have, on average, greater than a 1% increase in value for a 1% change in the index. A ß between 0 and +1.0 indicates that the portfolio is expected, on average, to increase by less than 1% when the index has a 1% move. This component of the Quest Hedging Program attempts to provide more stable and less volatile returns by maintaining a beta range between -0.50 and 0.10. This component is utilized when market data indicates that the equity markets are highly volatile and choppy.

The Fund may also access the Quest Hedging Program through a “Trading Company” managed by Quest. A Trading Company is a pooled investment vehicle typically organized as a limited liability company and operated as a commodity pool. Although it does not currently intend to do so, the Adviser may implement its hedging strategy by allocating the Fund’s assets directly to sub-advisers or investing in Trading Companies or other investment companies that employ specific hedging strategies other than the Quest Hedging Program, in addition to or in place of the Quest Hedging Program.

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Under normal market conditions, the Fund may hold a significant portion of its net assets in cash or cash equivalents, money market funds and short-term fixed-income securities. These cash equivalents and short-term investments may serve as margin and collateral for the derivatives positions of the Fund. The Fund will generally invest in investment grade fixed income securities rated in the four highest categories by Standard & Poor’s (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”). In addition to the Fund’s Hedging Strategy, dependent on the market or other conditions and as determined by the Adviser, the Fund may invest part or all of its assets in cash, cash equivalents, money market funds and short-term fixed-income securities. During such periods, the Fund may not be able to achieve its investment objective.

Principal Investment Risks.    As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Many factors affect the Fund’s net asset value and performance.

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Equity Strategy Risk.    Because the Fund will normally invest a substantial portion of its assets in equity securities and equity-related instruments designed to track the performance of one or more Equity Indexes, the value of the Fund’s portfolio will be affected by changes in the equity markets. At times, the equity markets can be volatile, and prices of equity securities can change drastically. Market risk will affect the Fund’s net asset value, which will fluctuate as the values of the Fund’s portfolio securities and other assets change. Not all equity prices change uniformly or at the same time, and not all equity markets move in the same direction at the same time. In addition, other factors can adversely affect the price of a particular equity security (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors or their affects can be predicted.

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Hedging Strategy Risk.    The profitability of the Fund’s investment (typically through a swap agreement) in the Quest Hedging Program depends primarily on the ability of Quest to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements are influenced by, among other things:

•	changes in interest rates;

•	governmental, trade, fiscal, monetary and exchange control programs and policies;

•	changing supply and demand relationships;

•	changes in balances of payments and trade;

•	U.S. and international rates of inflation and deflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events; and

•	changes in philosophies and emotions of various market participants.

The Quest Hedging Program may not take all of these factors into account. In addition, the Fund will indirectly bear the expenses, including management fees, and transaction fees, associated with the Quest Hedging Program through reduced returns.

The successful use of futures contracts draws upon Quest’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

•	Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes;

•	the imperfect correlation between the change in the price of those contracts and the market value of the reference assets with respect to such contracts;

•	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

•	possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

•	losses caused by unanticipated market movements, which are potentially unlimited;

•	Quest’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and

•	the possibility that the counterparty will default in the performance of its obligations.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, and potentially greater losses. There is no assurance that the Fund’s investment in Quest Hedging Program with leveraged exposure to certain investments and markets will act as a successful hedging strategy or enable the Fund to achieve its investment objective.

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Swap Agreements and Derivatives Risk.    The use of swap agreements and other derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities, commodities or currencies underlying those derivatives. Derivatives have economic leverage inherent in their terms that will magnify losses. There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based. Purchased options may expire worthless. Derivative counterparties may default. There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

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Counterparty Risk.    The swap agreements and other derivative contracts entered into by the Fund may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments

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when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

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Credit Risk.    If a security issuer or a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease significantly. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

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Currency Risk.    The Fund’s Hedge Strategy is expected to include positions in futures contracts that provide exposure to the currency asset class. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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Cyber Security Risk.    The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage. The Fund may also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Trust’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Trust accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Trust invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust’s ability to calculate its NAV, impediments to trading, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Trust has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cyber security plans and systems put in place by service providers to the Trust and issuers in which the Trust invests. The Trust and its shareholders could be negatively impacted as a result.

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Equity Securities Risk.    The Fund’s Equity Strategy will seek to generate returns based upon the performance of one or more Equity Index comprised of equity securities such as common and preferred stocks. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

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Fixed-Income Securities Risk.    The Fund may invest a substantial portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and net asset value. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

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Foreign Market Risk.    The Quest Hedging Program may invest in futures and futures-related instruments that trade on foreign markets. There is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a futures transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange and currency risk.

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General Market Risk.    The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

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Government Intervention and Regulatory Changes.    The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rule- making, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by

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the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

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Indirect Fees and Expenses.    The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in futures, forwards or other derivative instruments. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses paid by any hedging program in which the Fund invests (such as the Quest Hedging Program), including brokerage commissions and operating expenses. Further, any investment in a hedging program to be subject to management fees and, potentially, performance-based fees, which are typically based on the leveraged account size or the “notional exposure” of the Fund to the hedging program and not the actual cash invested.

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Leverage/Volatility Risk.    The use of leverage by the Fund (or hedging program in which the Fund may invest such as the Quest Hedging Program) will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

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Liquidity Risk.    The Fund is subject to liquidity risk primarily due to its investments in certain swap agreements and other derivative instruments. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

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Management Risk.    As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

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OTC Trading Risk.    Certain of the derivative instruments, including swap agreements, in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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Short Position Risk.    The Fund either directly, or through the trading strategies employed by a hedging program such as the Quest Hedging Program will take short positions on certain derivative instruments and may sell certain securities short. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. The Fund will earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

Performance:    The bar chart and the performance table illustrate the risks and volatility of investing in the Fund by showing changes in the Fund’s performance for Class I shares from year to year and by showing how the Fund’s average total annual returns for the one year and since inception periods ended December 31, 2016, before and after taxes, compare with those of a broad measure of market performance. The bar chart does not reflect the impact of sales charges or servicing fees applicable to other share classes; if it did, performance would be lower. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.EquinoxFunds.com or by calling the Fund toll-free at 888-643-3431.

Class I Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 6.59% (for the quarter ended March 31, 2016). The worst performance was (4.04)% (for the quarter ended September 30, 2015). The year-to-date return for the Class I shares as of September 30, 2017 was 9.55%.

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Average Annual Total Returns For the periods ended December 31, 2016	One Year	Since Inception*
Class I shares
Return Before Taxes	12.19%	7.85%
Return After Taxes on Distributions	9.92%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	7.17%	5.35%
Class A shares
Return Before Taxes	5.46%	5.67%
Class C shares
Return Before Taxes	11.13%	6.72%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	11.56%

*	The Fund commenced operations on September 9, 2013.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns shown are for Class I shares only, after tax returns for Class A and Class C shares will vary.

Investment Adviser:    Equinox Institutional Asset Management, LP.

Portfolio Managers:

The portfolio management team has included the following members since inception in 2013:

•	Ajay Dravid

•	Rufus Rankin

Purchase and Sale of Fund Shares:

Minimum Investment Requirements

Purchase Amounts	Class A	Class I	Class C
Minimum initial investment	$2,500	$1,000,000	$2,500
Minimum subsequent investment	$500	No Minimum	$500

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement ac- count. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or related services to shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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